UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being furnished by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed or furnished by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not filed or furnished by, KCP&L.  KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 2.02	Results of Operations and Financial Condition

On May 3, 2012, Great Plains Energy issued a press release announcing its results for the quarter ended March 31, 2012. A copy of the press release is attached as Exhibit 99.1.

The press release contains information regarding KCP&L. Accordingly, information in the press release relating to KCP&L is also being furnished on behalf of KCP&L.

The information under this Item 2.02 and in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. The information under this Item 2.02 and Exhibit 99.1 hereto shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 5.07	Submission of Matters to a Vote of Security Holders

Great Plains Energy
Great Plains Energy’s annual meeting of shareholders was held on May 1, 2012. In accordance with the recommendations of the Board, the shareholders (i) elected ten directors, (ii) approved an advisory resolution approving the 2011 executive compensation of the named executive officers, as disclosed in Great Plains Energy’s 2012 proxy statement, and (iii) ratified the appointment of Deloitte & Touche LLP as independent registered public accountants for 2012.  The proposals voted upon at the annual meeting, as well as the voting results for each proposal are set forth below.

Proposal 1:   Election of the Company’s ten nominees as directors
The ten persons named below were elected, as proposed in the proxy statement, to serve as directors until Great Plains Energy’s annual meeting in 2012, and until their successors are elected and qualified.  The voting regarding the election was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Terry Bassham	99,797,115	2,328,749	22,247,035
David L. Bodde	95,287,677	6,838,187	22,247,035
Michael J. Chesser	94,556,492	7,569,372	22,247,035
Randall C. Ferguson, Jr.	99,869,478	2,256,386	22,247,035
Gary D. Forsee	95,190,754	6,935,110	22,247,035

Thomas D. Hyde	99,984,768	2,141,096	22,247,035
James A. Mitchell	96,112,806	6,013,058	22,247,035
John J. Sherman	95,724,477	6,401,387	22,247,035
Linda H. Talbott	95,522,450	6,603,414	22,247,035
Robert H. West	95,005,214	7,120,650	22,247,035

No votes were cast against the nominees due to cumulative voting.

Proposal 2:      Advisory Vote on Executive Compensation
Great Plains Energy submitted a resolution for its shareholders to approve, on an advisory basis, the compensation of the named executive officers disclosed in its proxy statement, including the “Compensation Discussion and Analysis” section, the compensation tables and any related materials disclosed in its proxy statement.  The voting regarding this resolution was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,934,700	9,224,535	4,966,629	22,247,035

Proposal 3:      Ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for 2012
Great Plains Energy submitted a proposal for its shareholders to ratify the Audit Committee’s appointment of Deloitte & Touche as its independent public accountants for 2012. The voting regarding this proposal was as follows:

Votes For	Votes Against	Abstentions
121,766,387	2,065,013	541,499

KCP&L
Information regarding the election of KCP&L directors is omitted in reliance on Instruction 5 to Item 5.07 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Press release issued by Great Plains Energy Incorporated on May 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Kevin E. Bryant
Kevin E. Bryant
Vice President – Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Kevin E. Bryant
Kevin E. Bryant
Vice President – Investor Relations and Treasurer

Date: May 3, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Great Plains Energy Incorporated May 3, 2012.